                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                                                                   EXHIBIT 99.07

                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-5

                -----------------------------------------------

               Monthly Period:                     06/01/96 to
                                                   06/30/96
               Distribution Date:                  07/15/96
               Transfer Date:                      07/12/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------

        1. The total amount of the distribution to Certificateholders per $1,000 original certificate principal amount

                                   Class A                          $4.38666666
                                   Class B                           4.54222217
                                   Collateral Inv. Amt.              4.86111115
                                                          ---------------------
                                   Total (weighted avg.)            $4.44659290


        2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                          $4.38666666
                                   Class B                           4.54222217
                                   Collateral Inv. Amt.              4.86111115
                                                          ---------------------
                                   Total (weighted avg.)            $4.44659290

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
Page 2


        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                          $0.00000000
                                   Class B                           0.00000000
                                   Collateral Inv. Amt.              0.00000000
                                                          ---------------------
                                   Total                            $0.00000000
                                                          =====================
B.
        Information Regarding the Performance of the Trust.
        ---------------------------------------------------

        1.   Allocation of Principal Receivables.
             ------------------------------------

             The aggregate amount of Allocations of Principal
             Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                       $49,764,721.05
                                   Class B                         3,892,090.00
                                   Collateral Inv. Amt.            6,300,720.13
                                                          ---------------------
                                   Total                         $59,957,531.18
                                                          =====================

        2.   Allocation of Finance Charge Receivables.
             -----------------------------------------

             The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                        $6,503,879.99
                                   Class B                           509,383.88
                                   Collateral Inv. Amt.              822,740.82
                                                          ---------------------
                                   Total                          $7,836,004.69
                                                          =====================

        3.   Principal Receivables/Investor Percentages
             --------------------------------------------

             (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                             $16,366,336,980.20


             (b)     Invested Amount as of the last day
                     of the Monthly Period

                                   Class A                      $500,000,000.00
                                   Class B                        39,160,000.00
                                   Collateral Inv. Amt.           63,250,000.00
                                                          ---------------------
                                   Total                        $602,410,000.00
                                                          =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
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
             (c)     The Floating Allocation Percentage: The Invested
                     Amount set forth in paragraph 3(b) above as a
                     percentage of the aggregate amount of Principal
                     Receivables as of the Record Date set forth in
                     paragraph 3(a) above
                                   Class A                                           3.055%
                                   Class B                                           0.239%
                                   Collateral Inv. Amt.                              0.386%
                                                                      ---------------------
                                   Total                                             3.680%

             (d)     During the Amortization Period: The Invested
                     Amount as of _______ (the last day of the Revolving
                     Period)
                                   Class A                                             N.A.
                                   Class B                                             N.A.
                                   Collateral Inv. Amt.                                N.A.
                                                                      ---------------------
                                   Total                                               N.A.
             (e)     The Fixed/Floating Allocation Percentage: The Invested
                     Amount set forth in paragraph 3(d) above as a
                     percentage of the aggregate amount of Principal
                     Receivables set forth in paragraph 3(a) above
                                   Class A                                             N.A.
                                   Class B                                             N.A.
                                   Collateral Inv. Amt.                                N.A.
                                                                       --------------------
                                   Total                                               N.A.


        4.   Delinquent Balances.
             --------------------
             The aggregate amount of outstanding balances in the               Aggregate
             Accounts which were delinquent as of the end of the day            Account
             on the last day of the Monthly Period                              Balance
                                                                       --------------------
             (a)     35 - 64 days                                           $264,011,748.34
             (b)     65 - 94 days                                            155,785,965.34
             (c)     95 - 124 days                                           117,909,543.39
             (d)     125 - 154 days                                          101,756,204.63
             (e)     155 - 184 days                                           82,509,339.88
             (f)     185 or more days                                         66,191,686.10
                                                                       --------------------
                                                             Total          $788,164,487.68
                                                                       ====================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1994-5
Page 4

        5.   Monthly Investor Default Amount.
             --------------------------------

             (a)     The aggregate amount of all defaulted Principal
                     Receivables written off as uncollectible during the
                     Monthly Period allocable to the Invested
                     Amount (the aggregate "Investor Default
                     Amount")
                                                   Class A                                    $2,092,667.64
                                                   Class B                                       163,897.73
                                                   Collateral Inv. Amt.                          264,722.46
                                                                                              -------------
                                                   Total                                      $2,521,287.83
                                                                                              =============
             (b)     The amount set forth in paragraph 5(a) above in
                     respect of the Monthly Investor Default Amount, per
                     original $1,000 interest
                                                   Class A                                            $4.19
                                                   Class B                                             4.19
                                                   Collateral Inv. Amt.                                4.19
                                                                                              -------------
                                                   Total                                              $4.19
                                                                                              =============
        6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
             -----------------------------------------------------

             (a)     The aggregate amount of Class A Investor Charge-
                     Offs and the reductions in the Class B Invested
                     Amount and the Collateral Invested Amount
                                                   Class A                                            $0.00
                                                   Class B                                             0.00
                                                   Collateral Inv. Amt.                                0.00
                                                                                              -------------
                                                   Total                                              $0.00
                                                                                              =============
             (b)     The amounts set forth in paragraph 6(a) above, per
                     $1,000 original certificate principal amount (which
                     will have the effect of reducing, pro rata, the
                     amount of each Certificateholder's investment)
                                                   Class A                                            $0.00
                                                   Class B                                             0.00
                                                   Collateral Inv. Amt.                                0.00
                                                                                              -------------
                                                   Total                                              $0.00
                                                                                              =============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-5
Page 5

             (c)     The aggregate amount of Class A Investor Charge-
                     Offs reimbursed and the reimbursement of
                     reductions in the Class B Invested Amount and the
                     Collateral Invested Amount
                                                   Class A                                            $0.00
                                                   Class B                                             0.00
                                                   Collateral Inv. Amt.                                0.00
                                                                                              -------------
                                                   Total                                              $0.00
                                                                                              =============
             (d)     The amount set forth in paragraph 6(c) above, per
                     $1,000 interest (which will have the effect of
                     increasing, pro rata, the amount of each
                     Certificateholder's investment)
                                                   Class A                                            $0.00
                                                   Class B                                             0.00
                                                   Collateral Inv. Amt.                                0.00
                                                                                              -------------
                                                   Total                                              $0.00
                                                                                              =============
        7.   Investor Servicing Fee.
             -------- --------- ---
             (a)     The amount of the Investor Monthly Servicing Fee
                     payable by the Trust to the Servicer for the
                     Monthly Period
                                                   Class A                                      $625,000.00
                                                   Class B                                        48,950.00
                                                   Remaining Servicing Fee                        79,062.50
                                                                                              -------------
                                                   Total                                        $753,012.50
                                                                                              =============
             (b)     The amount set forth in paragraph 7(a) above, per
                     $1,000 interest
                                                   Class A                                      $1.25000000
                                                   Class B                                       1.25000000
                                                   Remaining Servicing Fee                       1.25000000
                                                                                              -------------
                                                   Total                                        $1.25000000
                                                                                              =============
        8.   Reallocated Principal Collections
             ----------- --------- -----------
             The amount of Reallocated Collateral and Class B
             Principal Collections applied in respect of Interest
             Shortfalls, Investor Default Amounts or Investor
             Charge-Offs for the prior month.
                                                   Class B                                            $0.00
                                                   Collateral Inv. Amt.                                0.00
                                                                                              -------------
                                                   Total                                              $0.00
                                                                                              =============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-5
Page 6

        9.   Collateral Invested Amount
             ---------- -------- ------

             (a)     The amount of the Collateral Invested Amount as of the
                     close of business on the related Distribution Date after
                     giving effect to withdrawals, deposits and payments to
                     be made in respect of the preceding month                                $63,250,000.00


             (b)     The Required Collateral Invested Amount as of the
                     close of business on the related Distribution Date after
                     giving effect to withdrawals, deposits and payments to
                     be made in respect of the preceding month                                $63,250,000.00


        10.  The Pool Factor.
             --- ---- ------
             The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                    Class A                                       1.00000000
                                                    Class B                                       1.00000000
                                                                                              --------------
                                                    Total (weighted avg.)                         1.00000000

        11.  The Portfolio Yield
             --- --------- -----
             The Portfolio Yield for the related Monthly Period                                       10.59%

        12.  The Base Rate
             --- ---- ----
             The Base Rate for the related Monthly Period                                              7.65%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                 FIRST USA BANK
                                 as Servicer


                                 By: /s/ W. Todd Peterson
                                    -----------------------------
                                    W. Todd Peterson
                                    Vice President